                               EXHIBIT (a)(1)(B)
                             LETTER OF TRANSMITTAL
                      TO TENDER SHARES OF COMMON STOCK OF

                             STIFEL FINANCIAL CORP.
                   PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                 UP TO 850,000 SHARES OF COMMON STOCK OF STIFEL
             (INCLUDING ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                            DATED SEPTEMBER 5, 2003

                               To: UMB Bank, n.a.
                                 ("Depositary")

                                 (800) 884-4225

             By Mail:                           By Hand:                        By Overnight:
          UMB Bank, n.a.                     UMB Bank, n.a.                     UMB Bank, n.a.
   Securities Transfer Division       Securities Transfer Division       Securities Transfer Division
         P.O. Box 410064               928 Grand Blvd. 13th Floor         928 Grand Blvd. 13th Floor
   Kansas City, Missouri 64141        Kansas City, Missouri 64106        Kansas City, Missouri 64106

Facsimile (for Eligible Institutions only):   (816) 860-3963
Confirm facsimile by telephone:               (816) 860-7782

      PLEASE READ CAREFULLY THE ENTIRE LETTER, INCLUDING THE ACCOMPANYING
                  INSTRUCTIONS, BEFORE CHECKING ANY BOX BELOW.

     This Letter of Transmittal is for use in connection with the Offer to Purchase for Cash up to 850,000 shares of Common Stock of Stifel Financial Corp. (and associated preferred stock purchase rights) dated September 5, 2003 (the "Offer") subject to the terms and conditions of the Offer to Purchase. Capitalized terms used but not defined herein have the meanings ascribed to them in the Offer to Purchase.

     Delivery of this Letter of Transmittal and all other documents to an address, or transmission of instructions to a facsimile number, other than as set forth above does not constitute a valid delivery.

     This Letter of Transmittal is to be used only if certificates are to be forwarded herewith or if delivery of shares is to be made by book-entry transfer to the Depositary's account at the book-entry transfer facility pursuant to the procedures set forth in the Offer to Purchase. This Letter of Transmittal may not be used for directing the exercise of options through Stifel Financial Corp.'s various stock option and incentive stock award plans ("Stock Option Plans").

     This Offer is not being made to, and the tender of shares will not be accepted from or on behalf of, stockholders in any jurisdiction wherein the making or acceptance of the Offer would not be in compliance with the laws of such jurisdiction. Stockholders that wish to be eligible to receive the Offer consideration pursuant to the Offer to Purchase must validly tender and not withdraw their shares to the Depositary prior to 5:00 P.M., New York City time, on the Expiration Date.

------------------------------------------------------------------------------------------
                              DESCRIPTION OF SHARES TENDERED
                                (SEE INSTRUCTIONS 3 AND 4)
------------------------------------------------------------------------------------------
 NAME AND ADDRESS OF REGISTERED HOLDER   CERTIFICATE NUMBER(S)(1)    NUMBER OF SHARES(2)
------------------------------------------------------------------------------------------
   ---------------------------------     ------------------------  -----------------------
   ---------------------------------     ------------------------  -----------------------
   ---------------------------------     ------------------------  -----------------------
   ---------------------------------     ------------------------  -----------------------
   ---------------------------------     ------------------------  -----------------------
   ---------------------------------     ------------------------  -----------------------
                                         Total shares tendered:
                                                                   -----------------------
------------------------------------------------------------------------------------------

Indicate below the order (by certificate number) in which your shares are to be purchased.(3) (Attach an additional signed list(s) if necessary). See Instruction 3.

1st: __________________  2nd: __________________  3rd: __________________
4th: __________________

[ ] CHECK HERE IF ANY CERTIFICATES REPRESENTING SHARES TENDERED HEREBY HAVE BEEN LOST, STOLEN, DESTROYED, OR MUTILATED. YOU MUST COMPLETE AN AFFIDAVIT OF LOSS AND RETURN IT WITH YOUR LETTER OF TRANSMITTAL. THE HOLDER MAY BE REQUIRED TO POST A BOND TO SECURE AGAINST THE RISK THAT THE CERTIFICATES MAY BE SUBSEQUENTLY RECIRCULATED. PLEASE CALL UMB BANK, N.A., AS THE DEPOSITARY FOR THE SHARES, AT (800) 884-4225, TO OBTAIN AN AFFIDAVIT OF LOSS AND FOR FURTHER INSTRUCTIONS AND AS TO THE DETERMINATION OF THE REQUIREMENT FOR POSTING OF A BOND. SEE INSTRUCTION 14.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

     This Letter of Transmittal is to be used only if (a) certificates for shares are to be forwarded herewith, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the Depositary, or (b) a tender of shares is being made concurrently by book-entry transfer to the account maintained by the Depositary at the book-entry transfer facility pursuant to Section 4 of the Offer to Purchase. See Instruction 2.

     Holders who desire to tender shares under the Offer to Purchase and who cannot deliver the certificates for their shares, or who are unable to comply with the procedures for book-entry transfer before the Expiration Date (as defined in Section 1 of the Offer to Purchase), and who cannot deliver all other documents required by this Letter of Transmittal to the Depositary before the Expiration Date may tender their shares according to the guaranteed delivery procedures set forth in Section 4 of the Offer to Purchase. See Instruction 2. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Depositary.

---------------

(1) Need not be completed if you are tendering your shares by book-entry transfer.

(2) Unless otherwise indicated, it will be assumed that all shares represented by each certificate delivered to the Depositary are being tendered hereby.

3 If you do not designate an order, then in the event less than all shares tendered are purchased pursuant to the Offer to Purchase, your shares tendered herewith will be selected for purchase in the order determined by the Depositary.

                                TENDER OF SHARES

[ ] Check here if certificates for tendered shares are enclosed herewith.

[ ] Check here if tendered shares are being delivered by book-entry transfer to the Depositary's account at the book-entry transfer facility and complete the following (for use by Eligible Institutions only):

Name of Tendering Institution:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Book-Entry Transfer Facility Account No.:
 -------------------------------------------------------------------------------

Transaction Code No.:
--------------------------------------------------------------------------------

[ ] Check here if tendered shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following (for use by Eligible Institutions only):

Name(s) of Registered Holder(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Date of Execution of Notice of Guaranteed Delivery:
            --------------------------------------------------------------------

Name of Institution that Guaranteed Delivery:
     ---------------------------------------------------------------------------

Book-Entry Transfer Facility Account No.:
 -------------------------------------------------------------------------------

Transaction Code No.:
--------------------------------------------------------------------------------

                                    ODD LOTS
                              (SEE INSTRUCTION 17)

     To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, as of the close of business on September 5, 2003, and who continues to own, beneficially or of record, as of the Expiration Date, an aggregate of fewer than 100 shares.

     The undersigned either (check only one box):

     [ ] is the beneficial or record owner of an aggregate of fewer than 100 shares (not including any shares held in Stifel's 401(k) Plan) and is tendering all such shares; or

     [ ] is a broker, dealer, commercial bank, trust company, or other nominee that:

      (a) is tendering, for the beneficial owner(s) thereof, shares with respect to which it is the record owner; and

      (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all such shares.

 SIGNATURES MUST BE PROVIDED ON PAGE 6. PLEASE READ THE INSTRUCTIONS CAREFULLY.

                      TENDER, PROXY, AND POWER OF ATTORNEY

To Stifel Financial Corp.:

     The undersigned, the registered holder of shares of common stock of Stifel Financial Corp. ("Stifel") as described in the Offer to Purchase, or the legal representative of the registered holder, hereby accepts, with respect to the shares tendered as set forth on page 2 of this Letter of Transmittal at the price of $13.25, the Offer of Stifel, receipt of which is hereby acknowledged, to acquire the shares upon the terms and subject to the conditions of the Offer to Purchase.

     Accordingly, subject to and effective upon the acquisition by Stifel (pursuant to the Offer to Purchase) of the shares tendered herewith, the undersigned hereby sells, assigns, and transfers to or upon the order of Stifel such shares, including any and all declared but unpaid dividends and other distributions on such shares, or hereby orders the registration of such shares tendered by book-entry transfer that are purchased pursuant to the Offer to Purchase to or upon the order of Stifel, and hereby irrevocably constitutes and appoints UMB Bank, n.a. (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares with full power of substitution (such power of attorney is deemed to be an irrevocable power coupled with an interest) to: (i) deliver the shares, together with any and all evidences of transfer and authenticity which may be required by the Depositary, to or upon the order of Stifel upon receipt by the Depositary, as the undersigned's agent, of the shares of Stifel's common stock as set forth in the Offer to Purchase; (ii) do all things necessary and appropriate for the transfer of such shares on Stifel's books; (iii) exercise all rights of legal and beneficial ownership of such shares to which the undersigned would be entitled by virtue of the ownership of such shares, in accordance with the terms of the Offer to Purchase; and (iv) receive all dividends and other distributions due or rights issued in respect to the shares to which the undersigned would be entitled by virtue of the ownership of such shares, all in accordance with the terms of the Offer to Purchase. Upon such acceptance for acquisition, all prior proxies and powers of attorney given by the undersigned with respect to such shares will, without further action, be revoked and no subsequent proxies or powers of attorney may be given and, if given, will not be deemed effective.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the shares and that Stifel will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, voting agreements, and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Stifel to be necessary or desirable to complete the sale, assignment, and transfer of the shares.

     All authority herein conferred or agreed to be conferred survives the death or incapacity of the undersigned and any obligations of the undersigned hereunder are binding upon the heirs, personal representatives, successors, and assigns of the undersigned. Subject to the undersigned's right to withdraw as set forth in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that a tender of shares pursuant to any one of the procedures described herein constitutes the undersigned's acceptance of the terms and conditions of the Offer to Purchase, including the undersigned's representation and warranty that: (i) the undersigned has a net long position in the shares or equivalent securities the undersigned is tendering herewith within the meaning of Rule 14e-4 promulgated under the 1934 Act; and (ii) the undersigned's tender of such shares complies with such Rule 14e-4.

     The undersigned understands that acceptance of the Offer contained in the Offer to Purchase constitutes an agreement between the undersigned and Stifel, in accordance with the terms and conditions precedent of the Offer to Purchase, only when a duly executed and properly completed copy of this Letter of Transmittal, together with any other required documents (including, but not limited to, the shares), are received by the Depositary. The undersigned further acknowledges receipt and has read the contents of the Offer to Purchase and recognizes the various conditions to the Offer that are set forth in the Offer to Purchase.

     Stifel will return all shares not purchased immediately at its own expense.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Stifel may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for shares tendered, or may not be required to purchase any of the shares that the undersigned is tendering hereby, or may accept for payment fewer than all of the shares the undersigned is tendering hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and any shares of Stifel's common stock to be returned to the undersigned as set forth in the Offer to Purchase in the name of the undersigned. Similarly, please mail such check and shares, unless otherwise indicated herein under "Special Delivery Instructions," and/or send any appropriate documents if a share is not purchased, to the undersigned at the address shown below the undersigned's signature. The undersigned recognizes that Stifel has no obligation to transfer any shares from the name of the registered holder thereof if Stifel does not acquire such shares pursuant to the Offer.

                                   SIGN HERE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

Dated: -------------------------------------------------------------- , 2003

(Must be signed by registered holder(s) exactly as name(s) appear(s) under "Description of Shares" above. If signature is by a person acting in fiduciary capacity or as the registered owner's legal representative, please set forth full title. See Instruction 5.)

Name(s)
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

--------------------------------------------------------------------------------
                                   (ADDRESS)

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Phone Number: (---) -------------------------------------------

Taxpayer Identification or
  Social Security Number:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS

To be completed ONLY if the check for cash is to be issued in the name of someone other than the registered owner. See Instruction 7.

Name
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                  TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER

                         SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if returned shares of Stifel's common stock and/or the check for the payment of the purchase price is to be sent to someone other than the registered owner at any address other than that shown under "Description of Shares" above. See Instruction 7.

Name:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                  TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER

                            GUARANTEE OF SIGNATURES
                           (SEE INSTRUCTIONS 1 AND 5)

Name of Firm:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code(s) and Telephone Number(s):
--------------------------------------------------------------------------------

Dated: -------------------- , 2003

                                  INSTRUCTIONS
                              FORMING PART OF THE
                 TERMS AND CONDITIONS OF THE OFFER TO PURCHASE

1. SIGNATURE GUARANTEE. No signature guarantee is required if this Letter of Transmittal is signed by the registered owner of the shares tendered with this Letter of Transmittal and delivery is to be made directly to such registered owner. If such registered owner has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the previous page, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the 1934 Act (an "Eligible Institution").

2.  DELIVERY.

     A. GENERAL. This Letter of Transmittal is to be used either if you are forwarding share certificates herewith or if you are delivering shares by book-entry transfer pursuant to the procedures set forth in the Offer to Purchase. The Depositary must receive, prior to the Expiration Date, a properly completed and duly executed Letter of Transmittal or a facsimile thereof in accordance with the instructions to the Letter of Transmittal, including any required signature guarantees, share certificates to be tendered, and any other documents required by the Letter of Transmittal at one of its addresses set forth on the back cover of the Offer to Purchase. Such shares may be delivered pursuant to the procedures for book-entry transfer described in the Offer to Purchase (and a confirmation of such delivery received by the Depositary, including an Agent's Message if the tendering stockholder has not delivered a Letter of Transmittal), or such shares may be validly tendered through the Depository Trust Company's ("DTC") Automated Offer to Purchase Program ("ATOP"). The term "Agent's Message" means a message, transmitted by the book-entry transfer facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Stifel may enforce such agreement against the participant. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Participants in the DTC may tender their shares in accordance with ATOP, to the extent it is available to such participants for the shares they wish to tender. If you are tendering through ATOP, you must expressly acknowledge that you have received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against you.

     B. GUARANTEED DELIVERY PROCEDURES. If your share certificates are not immediately available, you cannot deliver your shares and all other required documents to the Depositary, or you cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date, you may tender your shares pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Stifel (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date; and (iii) the certificates for all physically delivered shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the book-entry transfer facility of all shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, and Agent's Message, or, in the case of a tender through ATOP, the specified acknowledgement) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in the Offer to Purchase.

     C. METHOD OF DELIVERY. The method of delivery of all documents, including share certificates, the Letter of Transmittal, and any other required documents, is at the election and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. Except as specifically permitted by the Offer to Purchase, no alternative or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), you waive any right to receive any notice of the acceptance for payment of the shares.

3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If you wish to tender fewer than all the shares represented by any certificate delivered to the Depositary, fill in the number of shares that are to be tendered in the section entitled "Description of Shares Tendered." In such case, a new certificate for the remainder of the shares represented by the old certificate will be sent to you, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. Partial shares will not be accepted if the stockholder is tendering the shares by book-entry transfer to the Depositary's account at the book-entry transfer facility.

5. SIGNATURE ON LETTER OF TRANSMITTAL. If this Letter of Transmittal is signed by the registered stockholder(s) of the shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alternation, enlargement, or any change whatsoever. If any of the shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered stockholder(s), in which case the certificate(s) evidencing the shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, certificates evidencing the shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1. If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Stifel of the authority of such person so to act must be submitted.

6. TRANSFER TAXES. Stifel will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any shares to it or its order pursuant to the Offer. If, however, payment of the aggregate purchase price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered stockholder(s), or if tendered shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary to affix transfer tax stamps to the certificates representing shares tendered hereby.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any shares tendered hereby is to be issued in the name of, or any shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check or any certificates for shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the section captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" or "Special Delivery Instructions" in this Letter of Transmittal should be completed. Stockholders tendering shares by book-entry transfer will have any shares not accepted for payment returned by crediting the account maintained by such stockholder at the book-entry transfer facility.

8. TAXPAYER IDENTIFICATION NUMBER, SUBSTITUTE FORM W-9. The tendering holder of a share is required to provide the Depositary with his correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 on the page following the last page of these instructions. Failure to provide the information on the form may subject the tendering holder to 28% withholding on the payment of the purchase price. If such holder is an individual, the taxpayer identification number is his social security number. The section in Part 3 of the form may be completed if the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the section in
Part 3 is completed and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% on all payments of the purchase price thereafter until a TIN is provided to the Depositary, and the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to a purchased share pursuant to the Offer may be subject to backup withholding. If the backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder of a share. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

9. IRS FORM W-8. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit an IRS Form W-8 or an IRS Form W-8 BEN signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 or Form W-8 BEN can be obtained from the Depositary. Foreign stockholders are urged to consult their tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

10. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal or other Offer to Purchase materials may be directed to Thomas A. Prince, Senior Vice President and General Counsel, Stifel Financial Corp., 501 North Broadway, St. Louis, Missouri 63102-2102, (telephone number (314) 342-2000), and such copies will be furnished promptly at Stifel's expense. Stockholders may also contact their local broker, dealer, commercial bank, or trust company for documents relating to, or assistance concerning, the Offer to Purchase.

11. IRREGULARITIES. All questions as to the number of shares to be accepted, the validity, form, eligibility (including time of receipt), and acceptance for payment of any tender of shares will be determined by Stifel, in its sole discretion, which determination is final and binding on all parties. Stifel reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of Stifel's counsel, be unlawful. Stifel also reserves the absolute right to waive any defect or irregularity in the tender of any particular shares or any particular stockholder. No tender of shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of Stifel, the Depositary, or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

12. STOCK OPTION PLANS. Holders of options to purchase shares through the Stock Option Plans may not use this Letter of Transmittal to direct the exercise of options and the tender of shares issuable upon exercise of such options. If you are a holder of options and wish to participate in the Offer, you may exercise your options and purchase shares of common stock and then tender the shares under the Offer, provided that your exercise of your option and tender of shares is in accordance with the terms of the applicable plan and option agreements.

13. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in the Offer to Purchase, you may designate the order in which your shares are to be purchased in the event of proration. The order of purchase may affect whether any capital gain or loss recognized on the shares purchased is long-term or short-term (depending on the holding period for the shares purchased) and the amount of gain or loss recognized for federal income tax purposes. (You should consult your own tax advisor regarding these matters.)

14. LOST, STOLEN, OR DESTROYED CERTIFICATES. If your certificate(s) representing shares have been lost, stolen, or destroyed, so indicate. The Depositary will send you additional documentation that will need to be completed to effectively surrender such lost, stolen, or destroyed certificates.

15. WAIVER OF CONDITIONS. The conditions set forth in this Letter of Transmittal are for the sole benefit of Stifel and may be asserted on or before the Expiration Date by Stifel regardless of the circumstances giving rise to any such conditions or may be waived at any one time and from time to time on or before the Expiration Date in Stifel's sole discretion.

16. WITHHOLDING ON FOREIGN STOCKHOLDER. The following discussion applies to any stockholder that, for United States federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, a foreign estate, or a foreign trust (a "Foreign Stockholder"). A Foreign Stockholder who has provided the necessary certification to the Depositary will not be subject to backup withholding. However, Foreign Stockholders generally are subject to withholding under Internal Revenue Code sections 1441 or 1442 at a rate of 30% of the gross payments. If a stockholder's address is outside the United States, and if the Depositary has not received a Substitute Form W-9, or other appropriate certification of non-foreign status from that stockholder, under current Treasury Regulations, the Depositary will assume that the stockholder is a Foreign Stockholder. The general 30% withholding rate may be reduced under a tax treaty, if appropriate certification is furnished to the Depositary. A Foreign Stockholder may also obtain exemption from withholding by delivering to the Depositary appropriate certification that the gross proceeds are effectively connected with the conduct of a trade or business within the United States. A Foreign Stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such stockholder meets those tests described in Section 13 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due. FOREIGN STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

17. ODD LOTS. As described in Section 1 of the Offer to Purchase, if Stifel is to purchase fewer than all shares tendered before the Expiration Date and not properly withdrawn, the shares purchased first will consist of all shares tendered by any stockholder who owns, beneficially or of record, an aggregate of fewer than 100 shares (not including any shares held in Stifel's 401(k) Plan) and who tenders all of such stockholder's shares at or below the purchase price. This preference will not be available unless the section captioned "Odd Lots" is completed.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF)
           TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under the Federal income tax law, a stockholder whose tendered shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to shares purchased pursuant to the Offer may be subject to backup withholding of 28%.

     Certain stockholders including, among others, certain corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. In order for a Foreign Stockholder to qualify as an exempt recipient, such stockholder must submit an appropriate Form W-8, signed under penalties of perjury, attesting to such stockholder's exempt status. The appropriate Form W-8 can be obtained from the Depositary. Exempt stockholders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date, and return the Substitute Form W-9 to the information agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that
(i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

What Number to Give the Depositary

     The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the shares tendered hereby. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied for" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% of all payments of the Purchase price to such stockholder.

------------------------------------------------------------------------------------------------------------------
                             ALL TENDERING STOCKHOLDERS MUST COMPLETE THE FOLLOWING:
                                              STIFEL FINANCIAL CORP.
------------------------------------------------------------------------------------------------------------------
        SUBSTITUTE          PART 1 -- TAXPAYER IDENTIFICATION NUMBER
         FORM W-9                                                          ---------------------------------------
                            For all accounts, enter your taxpayer                  Social Security Number
                            identification number on the appropriate line                    Or
                            to the right. (For most individuals, this is   ---------------------------------------
                            your social security number. If you do not         Employer Identification Number
                            have a number, see Obtaining a Number in the    (If awaiting TIN write "Applied For")
                            enclosed Guidelines and complete as
                            instructed.) Certify by signing and dating
                            below. Note: If the account is in more than
                            one name, see the chart in the enclosed
                            Guidelines to determine which number to give
                            the payor.
                            --------------------------------------------------------------------------------------

DEPARTMENT OF THE TREASURY   PART II -- For Payees exempt from backup       PART III -- CERTIFICATION -- Under
 INTERNAL REVENUE SERVICE    withholding, see the enclosed Guidelines and   penalties of perjury, I certify that:
    PAYER'S REQUEST FOR      complete as instructed therein.                (1) The number shown on this form is my
         TAXPAYER                                                               correct Taxpayer Identification
   IDENTIFICATION NUMBER                                                        Number (or I am waiting for a
          ("TIN")                                                               number to be issued to me); and
                                                                            (2) I am not subject to backup
                                                                                withholding either because I have
                                                                                not been notified by the Internal
                                                                                Revenue Service (the "IRS") that I
                                                                                am subject to backup withholding as
                                                                                a result of a failure to report all
                                                                                interest or dividends, or the IRS
                                                                                has notified me that I am no longer
                                                                                subject to backup withholding.
                             --------------------------------------------------------------------------------------
                             CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines.)

                             Signature ------------------------------------------ Date ----------------------
-------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE CERTIFICATION APPEARING ON THE FOLLOWING PAGE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part I of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a correct taxpayer identification number to the Depositary within sixty (60) days, 28% of all reportable payments made to me thereafter may be withheld.

Signature ------------------------------ Date ------------------------- .

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------------------------
                                   GIVE THE
                                   SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:          NUMBER OF:
---------------------------------------------------------------
1.   An individual's account       The individual
2.   Two or more individuals       The actual owner of the
     (joint account).              account or, if combined
                                   funds, any one of the
                                   individuals(1)
3.   Husband and wife (joint       The actual owner of the
     account)                      account or, if joint funds,
                                   either person(1)
4.   Custodian account of a minor  The minor(2)
     (Uniform Gift to Minors Act)
5.   Adult and minor (joint        The adult or, if the minor
     account)                      is the only contributor, the
                                   minor(1)
6.   Account in the name of        The ward, minor, or
     guardian or committee for a   incompetent person(3)
     designated ward, minor, or
     incompetent person
7.   a. The usual revocable        The grantor-trustee(1)
     savings trust account
        (grantor is also trustee)
     b. So-called trust account    The actual owner(1)
     that is not a legal or valid
        trust under State law
8.   Sole proprietorship account   The owner (4)
---------------------------------------------------------------

 -------------------------------------------------------------------------------
                                               GIVE THE EMPLOYER
                                               IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                      NUMBER OF:
 -------------------------------------------------------------------------------
    9.     A valid trust, estate, or pension   The legal entity (Do not furnish
           trust                               the identifying number of the
                                               personal representative or trustee
                                               unless the legal entity itself is
                                               not designated in the account
                                               title.)(5)
   10.     Corporate account                   The corporation
   11.     Religious, charitable, or           The organization
           educational organization account
   12.     Partnership account held in the     The partnership
           name of the business
   13.     Association, club, or other tax-    The organization
           exempt organization
   14.     A broker or registered nominee      The broker or nominee
   15.     Account with the Department of      The public entity
           Agriculture in the name of a
           public entity (such as a State or
           local government, school,
           district, or prison) that receives
           agricultural program payments

---------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's, or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circled the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER OF SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(6)(7).
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a)
  - An exempt charitable remainder trust under section 664, or a non-exempt trust described in section 4947.
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  - A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.

  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals.
    Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt-in-interest dividends under section 852).
  - Payments described in section 6049(b)(5) to non-resident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Mortgage interest paid to the payer.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details see section 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N and their regulations.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of your return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

 FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE
                                    SERVICE.

                                        15